10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Connecticut Muni Bond Fund
Security

Puerto Rico Electric Power Auth Ser NN
Advisor
EIMCO

Transaction
 Date

8/8/2003

Cost

$1,500,000

Offering Purchase
0.290%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members

Fund

Connecticut Muni Bond Fund

Security

Connecticut Housing Finance Agency

Advisor

EIMCO
Transaction
-----------
 Date
-----
9/12/2003
Cost
----
$2,000,000
Offering Purchase

2.000%

Broker

Citigroup Global Markets, Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Wachovia Capital Markets, LLC

Fund

Connecticut Muni Bond Fund

Security

Puerto Rico Highway and Transportation Authority

Advisor

EIMCO
Transaction
-----------
 Date
-----
4/11/2003
Cost
----
$1,087,750
Offering Purchase

0.060%

Broker
------
Salomon Smith Barney Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Salomon Smith Barney Inc.

Fund

New Jersey Muni Bond Fund

Security

New Jersey St Trans Tr Fund Auth Ser C
Advisor

EIMCO
Transaction
-----------
 Date
-----
7/24/2003
Cost
----
$5,000,000
Offering Purchase

0.540%

Broker

Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members

Wachovia Capital Markets, LLC

Fund

New Jersey Muni Bond Fund

Security

Puerto Rico Electric Power Auth Ser NN
Advisor

EIMCO
Transaction
-----------
 Date
-----
8/8/2003
Cost
----
$1,000,000
Offering Purchase
-----------------
0.193%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Wachovia Capital Markets, LLC

Fund

New Jersey Muni Bond Fund

Security

New Jersey State Education Facilities Authority

Advisor

EIMCO
Transaction
-----------
 Date
-----
9/24/2003
Cost
----
2,000,000.00
Offering Purchase

2.67%

Broker

Citigroup Global Markets, Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Citigroup Global Markets, Inc.
J.B. Hanauer & Co.
Wachovia Capital Markets, LLC

Fund

New York Municipal Bond Fund

Security

Metropolitan Trans Authority Ser B 5.25 11/15/17
Advisor

EIMCO
Transaction
-----------
 Date
-----
7/30/2003
Cost
----
$2,000,000
Offering Purchase
-----------------
0.267%
Broker
------
Paine Webber
Underwriting
------------
Syndicate
---------
Members
-------
Wachovia Capital Markets, LLC